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                                                                      EXHIBIT 23
                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8, File No. 33-40867 and the Company's previously filed Registration Statement on Form S-3, File No. 33-64548.

ARTHUR ANDERSEN LLP

/s/ ARTHUR ANDERSEN LLP
-----------------------
Salt Lake City, Utah
December 27, 1996